Exhibit 10.2

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered effective as of October 14, 2014 (the “Effective Date”), by and among AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company, for itself and for the benefit of ARHC WHWCHPA01, LLC, a Delaware limited liability company and ARHC WHWCHPA01 TRS, LLC, a Delaware limited liability company (“Purchaser”) and FIRST SOMERSET, LLC, a Pennsylvania limited liability company (“Seller”).
WHEREAS, Seller and Purchaser entered into that certain Asset Purchase Agreement dated September 3, 2014 (the “Agreement”), and Seller and Purchaser desire to further amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.
Recitals and Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. All capitalized terms used herein and not expressly defined shall have the meaning given to them in the Agreement.

2.
Extension of Due Diligence Period. The “Due Diligence Period” (as defined in Section 4.1(a) of the Agreement) shall extend for all purposes under the Agreement at least through 5:00 P.M., Eastern time on October 28, 2014, and shall continue to be subject to any further extension applicable pursuant to Section 4.1(b) and Section 4.12 of the Agreement.

3.
Immediate Repair Credit. Upon the Closing of the transactions contemplated by the Agreement, Purchaser shall receive a credit in a total amount equal to Twenty-One Thousand and NO/100 Dollars ($21,000.00) for certain repairs to the Facility identified by the Purchaser’s third party consultants as immediately necessary, which repairs are more specifically described in Exhibit A attached hereto. Such credit shall be reduced or, as applicable, eliminated to the extent Purchaser has determined to its reasonable satisfaction that such conditions have been repaired or corrected by Seller prior to Closing.

4.	Agreement Remains In Effect. The Agreement, as previously amended and modified by this Amendment, is hereby ratified and affirmed as binding and in full force and effect.

5.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. This Amendment may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Asset Purchase Agreement as of the date first above written.

SELLER:

FIRST SOMERSET, LLC,
a Pennsylvania limited liability company

By: /s/ MICHAEL S. LEHNKERING, Managing Partner
Name: MICHAEL S. LEHNKERING
Title:     President

PURCHASER:

AMERICAN REALTY CAPITAL VII, LLC,
a Delaware limited liability company

By:
Print Name: _________________________
Title:

For itself and for the benefit of
ARHC WHWCHPA01, LLC, a Delaware limited liability company and
ARHC WHWCHPA01 TRS, LLC, a Delaware limited liability company

[signature page to First Amendment to Asset Purchase Agreement – Wellington at Hershey’s Mill]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Asset Purchase Agreement as of the date first above written.

SELLER:

FIRST SOMERSET, LLC,
a Pennsylvania limited liability company

By:
Name: MICHAEL S. LEHNKERING
Title:     President

PURCHASER:

AMERICAN REALTY CAPITAL VII, LLC,
a Delaware limited liability company

By:    /s/ JESSE C. GALLOWAY
Print Name:    Jesse C. Galloway     _____
Title:    Authorized Signatory_____________

For itself and for the benefit of
ARHC WHWCHPA01, LLC, a Delaware limited liability company and
ARHC WHWCHPA01 TRS, LLC, a Delaware limited liability company

[signature page to First Amendment to Asset Purchase Agreement – Wellington at Hershey’s Mill]

EXHIBIT A

Identified Repairs

[signature page to First Amendment to Asset Purchase Agreement – Wellington at Hershey’s Mill]